                 TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund:    Transamerica Multi-Managed Balanced Portfolio    Security Description: Corporate Bond

Issuer:  CVS Caremark Corporation (2043)         Offering Type:       US Registered
                                                          (US Registered, Eligible Muni, Eligible Foreign, 144A)

                                                                         In
                                                                     Compliance
       REQUIRED INFORMATION        ANSWER    APPLICABLE RESTRICTION   (Yes/No)
     -------------------------  ------------ ----------------------  ----------

1.   Offering Date               12/02/2013  None                       N/A

2.   Trade Date                  12/02/2013  Must be the same as #1     Yes

3.   Unit Price of Offering      99.806 USD  None                       N/A

4.   Price Paid per Unit         99.806 USD  Must not exceed #3         Yes

5.   Years of Issuer's                       Must be at least three
     Operations                     > 3      years *                    Yes

6.   Underwriting Type              Firm     Must be firm               Yes

7.   Underwriting Spread                     Sub-Adviser
                                             determination to be
                                   0.350%    made                       Yes

8.   Total Price paid by the
     Fund                         $ 42,000   None                       N/A

9.   Total Size of Offering     $30,000,000  None                       N/A

10.  Total Price Paid by the
     Fund plus Total Price
     Paid for same securities
     purchased by the same
     Sub-Adviser for other                   #10 divided by #9 must
     investment companies       $750,000,000 not exceed 25% **          Yes

11.  Underwriter(s) from whom
     the Fund purchased                      Must not include
     (attach a list of all        Barclays   Sub-Adviser affiliates
     syndicate members)         Capital Inc. ***                        Yes

12.  If the affiliate was lead
     or co-lead manager, was
     the instruction listed
     below given to the
     broker(s) named in #11?
     ****                           Yes      Must be "Yes" or "N/A"     Yes

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                            /s/ Cynthia McCullough
                                            ------------------------------------

                                            Cynthia McCullough
                                            Associate, Portfolio Compliance
                                            BlackRock Investment Management, LLC

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.
** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering
*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [_]
**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.
                                  Schedule A
                 TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

                                  Schedule A
                 TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund:    Transamerica Multi-Managed Balanced Portfolio    Security Description: Corporate Bond

Issuer:  BANK OF AMERICA CORP                             Offering Type:        US Registered
                                                                   (US Registered, Eligible Muni, Eligible Foreign, 144A)

                                                                 In Compliance
     REQUIRED INFORMATION     ANSWER      APPLICABLE RESTRICTION   (Yes/No)
     -------------------- --------------- ---------------------- -------------

1.   Offering Date          1/15/2014       None                     N/A

2.   Trade Date                             Must be the same
                            1/15/2014       as #1                    Yes

3.   Unit Price of
     Offering               99.784 USD      None                     N/A

4.   Price Paid per Unit    99.784 USD      Must not exceed #3       Yes

5.   Years of Issuer's                      Must be at least
     Operations                > 3          three years *            Yes

6.   Underwriting Type         Firm         Must be firm             Yes

7.   Underwriting Spread                    Sub-Adviser
                                            determination to
                              0.875%        be made                  Yes

8.   Total Price paid by
     the Fund                $320,000       None                     N/A

9.   Total Size of
     Offering             $2,000,000,000    None                     N/A

10.  Total Price Paid by
     the Fund plus Total
     Price Paid for same
     securities
     purchased by the
     same Sub-Adviser                       #10 divided by #9
     for other                              must not exceed
     investment companies  $201,700,000     25% **                   Yes

11.  Underwriter(s) from     Merrill
     whom the Fund        Lynch, Pierce,
     purchased (attach a     Fenner &       Must not include
     list of all              Smith         Sub-Adviser
     syndicate members)    Incorporated     affiliates ***           Yes

12.  If the affiliate
     was lead or co-lead
     manager, was the
     instruction listed
     below given to the
     broker(s) named in                     Must be "Yes" or
     #11? ****                 Yes          "N/A"                    Yes

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                            /s/ Cynthia McCullough
                                            ------------------------------------

                                            Cynthia McCullough
                                            Associate, Portfolio Compliance
                                            BlackRock Investment Management, LLC

* Not applicable to munis. In the case of munis, (a) they must be sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and (b) either: (i) they must be subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, they must be subject to a minimal or low amount of credit risk. With respect to (b), circle (i) or (ii), whichever is met.
** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering
*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [_]

Last revised 1/12/2010

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

Last revised 1/12/2010

                                  Schedule A
                 TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund:    Transamerica Multi-Managed Balanced Portfolio    Security Description: Corporate Bond

Issuer:  FEDEX CORP                                       Offering Type:        US Registered
                                                          (US Registered, Eligible Muni, Eligible Foreign, 144A)

                                                                 In Compliance
     REQUIRED INFORMATION      ANSWER     APPLICABLE RESTRICTION   (Yes/No)
     ---------------------- ------------- ---------------------- -------------

1.   Offering Date           1/06/2014      None                     N/A

2.   Trade Date                             Must be the same
                             1/06/2014      as #1                    Yes

3.   Unit Price of Offering  99.831 USD     None                     N/A

4.   Price Paid per Unit     99.831 USD     Must not exceed #3       Yes

5.   Years of Issuer's                      Must be at least
     Operations                 > 3         three years *            Yes

6.   Underwriting Type          Firm        Must be firm             Yes

7.   Underwriting Spread                    Sub-Adviser
                                            determination to
                               0.875%       be made                  Yes

8.   Total Price paid by
     the Fund                 $230,000      None                     N/A

9.   Total Size of Offering $750,000,000    None                     N/A

10.  Total Price Paid by
     the Fund plus Total
     Price Paid for same
     securities purchased
     by the same                            #10 divided by #9
     Sub-Adviser for other                  must not exceed
     investment companies   $75,945,000     25% **                   Yes

11.  Underwriter(s) from
     whom the Fund
     purchased (attach a       Morgan       Must not include
     list of all syndicate   Stanley &      Sub-Adviser
     members)                 Co. LLC       affiliates ***           Yes

12.  If the affiliate was
     lead or co-lead
     manager, was the
     instruction listed
     below given to the
     broker(s) named in                     Must be "Yes" or
     #11? ****                  Yes         "N/A"                    Yes

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                            /s/ Cynthia McCullough
                                            ------------------------------------

                                            Cynthia McCullough
                                            Associate, Portfolio Compliance
                                            BlackRock Investment Management, LLC

* Not applicable to munis. In the case of munis, (a) they must be sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and (b) either: (i) they must be subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, they must be subject to a minimal or low amount of credit risk. With respect to (b), circle (i) or (ii), whichever is met.
** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering
*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [_]

Last revised 1/12/2010

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

Last revised 1/12/2010

                                  Schedule A
                 TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund:    Transamerica Multi-Managed Balanced Portfolio    Security Description: Corporate Bond

Issuer:  FEDEX CORP                                       Offering Type:        US Registered
                                                          (US Registered, Eligible Muni, Eligible Foreign, 144A)

                                                                 In Compliance
     REQUIRED INFORMATION      ANSWER     APPLICABLE RESTRICTION   (Yes/No)
     ---------------------- ------------- ---------------------- -------------

1.   Offering Date           1/06/2014    None                       N/A

2.   Trade Date              1/06/2014    Must be the same as #1     Yes

3.   Unit Price of Offering  99.860 USD   None                       N/A

4.   Price Paid per Unit     99.860 USD   Must not exceed #3         Yes

5.   Years of Issuer's                    Must be at least
     Operations                 > 3       three years *              Yes

6.   Underwriting Type          Firm      Must be firm               Yes

7.   Underwriting Spread                  Sub-Adviser
                                          determination to be
                               0.875%     made                       Yes

8.   Total Price paid by
     the Fund                 $230,000    None                       N/A

9.   Total Size of Offering $500,000,000  None                       N/A

10.  Total Price Paid by
     the Fund plus Total
     Price Paid for same
     securities purchased
     by the same
     Sub-Adviser for other                #10 divided by #9
     investment companies   $47,750,000   must not exceed 25% **     Yes

11.  Underwriter(s) from
     whom the Fund
     purchased (attach a                  Must not include
     list of all syndicate    Goldman,    Sub-Adviser
     members)               Sachs & Co.   affiliates ***             Yes

12.  If the affiliate was
     lead or co-lead
     manager, was the
     instruction listed
     below given to the
     broker(s) named in
     #11? ****                  Yes       Must be "Yes" or "N/A"     Yes

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                            /s/ Cynthia McCullough
                                            ------------------------------------

                                            Cynthia McCullough
                                            Associate, Portfolio Compliance
                                            BlackRock Investment Management, LLC

* Not applicable to munis. In the case of munis, (a) they must be sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and (b) either: (i) they must be subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, they must be subject to a minimal or low amount of credit risk. With respect to (b), circle (i) or (ii), whichever is met.
** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering
*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [_]

Last revised 1/12/2010

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

Last revised 1/12/2010

                                  Schedule A
                 TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund:    Transamerica Multi-Managed Balanced Portfolio    Security Description: Corporate Bond

Issuer:  Comcast Corporation. (2024)                      Offering Type:        US Registered
                                                          (US Registered, Eligible Muni, Eligible Foreign, 144A)

                                                                 In Compliance
     REQUIRED INFORMATION     ANSWER      APPLICABLE RESTRICTION   (Yes/No)
     -------------------- --------------- ---------------------- -------------

1.   Offering Date          2/19/2014       None                     N/A

2.   Trade Date                             Must be the same
                            2/19/2014       as #1                    Yes

3.   Unit Price of
     Offering               99.426 USD      None                     N/A

4.   Price Paid per Unit    99.426 USD      Must not exceed #3       Yes

5.   Years of Issuer's                      Must be at least
     Operations                > 3          three years *            Yes

6.   Underwriting Type         Firm         Must be firm             Yes

7.   Underwriting Spread                    Sub-Adviser
                                            determination to
                              0.450%        be made                  Yes

8.   Total Price paid by
     the Fund                $85,000        None                     N/A

9.   Total Size of
     Offering             $1,200,000,000    None                     N/A

10.  Total Price Paid by
     the Fund plus Total
     Price Paid for same
     securities
     purchased by the
     same Sub-Adviser                       #10 divided by #9
     for other                              must not exceed
     investment companies  $110,000,000     25% **                   Yes

11.  Underwriter(s) from
     whom the Fund
     purchased (attach a   BNP Paribas      Must not include
     list of all            Securities      Sub-Adviser
     syndicate members)       Corp.         affiliates ***           Yes

12.  If the affiliate
     was lead or co-lead
     manager, was the
     instruction listed
     below given to the
     broker(s) named in                     Must be "Yes" or
     #11? ****                 Yes          "N/A"                    Yes

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                          /s/ Cynthia McCullough
                                          --------------------------------------

                                          Cynthia McCullough
                                          Associate, Portfolio Compliance
                                          BlackRock Investment Management, LLC

* Not applicable to munis. In the case of munis, (a) they must be sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and (b) either: (i) they must be subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, they must be subject to a minimal or low amount of credit risk. With respect to (b), circle (i) or (ii), whichever is met.
** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering
*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [_]

Last revised 1/12/2010

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

Last revised 1/12/2010

                                  Schedule A
                 TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund:    Transamerica Multi-Managed Balanced Portfolio    Security Description: Corporate Bond

Issuer:  The Goldman Sachs Group Inc. (2024)              Offering Type:        US Registered
                                                          (US Registered, Eligible Muni, Eligible Foreign, 144A)

                                                                  In Compliance
     REQUIRED INFORMATION       ANSWER     APPLICABLE RESTRICTION   (Yes/No)
     ---------------------- -------------  ---------------------- -------------

1.   Offering Date            2/26/2014    None                        N/A

2.   Trade Date               2/26/2014    Must be the same as #1      Yes

3.   Unit Price of Offering   99.698 USD   None                        N/A

4.   Price Paid per Unit      99.698 USD   Must not exceed #3          Yes

5.   Years of Issuer's                     Must be at least
     Operations                  > 3       three years *               Yes

6.   Underwriting Type           Firm      Must be firm                Yes

7.   Underwriting Spread                   Sub-Adviser
                                           determination to be
                                0.450%     made                        Yes

8.   Total Price paid by
     the Fund                  $172,000    None                        N/A

9.   Total Size of Offering $3,000,000,000 None                        N/A

10.  Total Price Paid by
     the Fund plus Total
     Price Paid for same
     securities purchased
     by the same
     Sub-Adviser for other                 #10 divided by #9
     investment companies    $150,000,000  must not exceed 25% **      Yes

11.  Underwriter(s) from
     whom the Fund
     purchased (attach a       GOLDMAN     Must not include
     list of all syndicate     SACHS &     Sub-Adviser
     members)                    CO.       affiliates ***              Yes

12.  If the affiliate was
     lead or co-lead
     manager, was the
     instruction listed
     below given to the
     broker(s) named in
     #11? ****                   Yes       Must be "Yes" or "N/A"      Yes

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                          /s/ Cynthia McCullough
                                          --------------------------------------

                                          Cynthia McCullough
                                          Associate, Portfolio Compliance
                                          BlackRock Investment Management, LLC

* Not applicable to munis. In the case of munis, (a) they must be sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and (b) either: (i) they must be subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, they must be subject to a minimal or low amount of credit risk. With respect to (b), circle (i) or (ii), whichever is met.
** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering
*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [_]

Last revised 1/12/2010

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

Last revised 1/12/2010

                                  Schedule A
                 TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund:    Transamerica Multi-Managed Balanced Portfolio    Security Description: Corporate Bond

Issuer:  AETNA INC (2044)                                 Offering Type:        US Registered
                                                          (US Registered, Eligible Muni, Eligible Foreign, 144A)

                                                                     In Compliance
       REQUIRED INFORMATION        ANSWER    APPLICABLE RESTRICTION    (Yes/No)
     -------------------------  -----------  ----------------------  -------------

1.   Offering Date                3/4/2014   None                         N/A

2.   Trade Date                   3/4/2014   Must be the same as #1       Yes

3.   Unit Price of Offering      99.76 USD   None                         N/A

4.   Price Paid per Unit         99.76 USD   Must not exceed #3           Yes

5.   Years of Issuer's                       Must be at least three
     Operations                     > 3      years *                      Yes

6.   Underwriting Type              Firm     Must be firm                 Yes

7.   Underwriting Spread                     Sub-Adviser
                                             determination to be
                                   0.875%    made                         Yes

8.   Total Price paid by the
     Fund                         $44,000    None                         N/A

9.   Total Size of Offering     $375,000,000 None                         N/A

10.  Total Price Paid by the
     Fund plus Total Price
     Paid for same securities
     purchased by the same
     Sub-Adviser for other                   #10 divided by #9 must
     investment companies       $30,000,000  not exceed 25% **            Yes

11.  Underwriter(s) from whom     MERRILL
     the Fund purchased            LYNCH,
     (attach a list of all        PIERCE,    Must not include
     syndicate members)            FENNER    Sub-Adviser affiliates
                                   & SMI     ***                          Yes

12.  If the affiliate was lead
     or co-lead manager, was
     the instruction listed
     below given to the
     broker(s) named in #11?
     ****                           Yes      Must be "Yes" or "N/A"       Yes

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                            /s/ Cynthia McCullough
                                            ------------------------------------

                                            Cynthia McCullough
                                            Associate, Portfolio Compliance
                                            BlackRock Investment Management, LLC

* Not applicable to munis. In the case of munis, (a) they must be sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and (b) either: (i) they must be subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, they must be subject to a minimal or low amount of credit risk. With respect to (b), circle (i) or (ii), whichever is met.
** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering
*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [_]

Last revised 1/12/2010

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

Last revised 1/12/2010

                                  Schedule A
                 TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund:    Transamerica Multi-Managed Balanced Portfolio    Security Description: Corporate Bond

Issuer:  Burlington Northern Santa Fe LLC (2044)          Offering Type:        US Registered
                                                          (US Registered, Eligible Muni, Eligible Foreign, 144A)

                                                                     In Compliance
       REQUIRED INFORMATION        ANSWER    APPLICABLE RESTRICTION    (Yes/No)
     -------------------------  -----------  ----------------------  -------------

1.   Offering Date                3/4/2014   None                         N/A

2.   Trade Date                   3/4/2014   Must be the same as #1       Yes

3.   Unit Price of Offering      99.673 USD  None                         N/A

4.   Price Paid per Unit         99.673 USD  Must not exceed #3           Yes

5.   Years of Issuer's                       Must be at least three
     Operations                     > 3      years *                      Yes

6.   Underwriting Type              Firm     Must be firm                 Yes

7.   Underwriting Spread                     Sub-Adviser
                                             determination to be
                                   0.450%    made                         Yes

8.   Total Price paid by the
     Fund                         $37,000    None                         N/A

9.   Total Size of Offering     $500,000,000 None                         N/A

10.  Total Price Paid by the
     Fund plus Total Price
     Paid for same securities
     purchased by the same
     Sub-Adviser for other                   #10 divided by #9 must
     investment companies       $20,000,000  not exceed 25% **            Yes

11.  Underwriter(s) from whom       J.P.
     the Fund purchased            MORGAN    Must not include
     (attach a list of all       SECURITIES  Sub-Adviser affiliates
     syndicate members)             LLC      ***                          Yes

12.  If the affiliate was lead
     or co-lead manager, was
     the instruction listed
     below given to the
     broker(s) named in #11?
     ****                           Yes      Must be "Yes" or "N/A"       Yes

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                            /s/ Cynthia McCullough
                                            ------------------------------------

                                            Cynthia McCullough
                                            Associate, Portfolio Compliance
                                            BlackRock Investment Management, LLC

* Not applicable to munis. In the case of munis, (a) they must be sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and (b) either: (i) they must be subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, they must be subject to a minimal or low amount of credit risk. With respect to (b), circle (i) or (ii), whichever is met.
** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering
*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [_]

Last revised 1/12/2010

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

Last revised 1/12/2010

                                  Schedule A
                 TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund:    Transamerica Multi-Managed Balanced Portfolio      Security Description: Corporate Bond

Issuer:  CenterPoint Energy Houston Electric, LLC (2044)    Offering Type:        US Registered
                                                            (US Registered, Eligible Muni, Eligible Foreign, 144A)

                                                                     In Compliance
       REQUIRED INFORMATION        ANSWER    APPLICABLE RESTRICTION    (Yes/No)
     -------------------------  -----------  ----------------------  -------------

1.   Offering Date               3/12/2014   None                         N/A

2.   Trade Date                  3/12/2014   Must be the same as #1       Yes

3.   Unit Price of Offering      98.925 USD  None                         N/A

4.   Price Paid per Unit         98.925 USD  Must not exceed #3           Yes

5.   Years of Issuer's                       Must be at least three
     Operations                     > 3      years *                      Yes

6.   Underwriting Type              Firm     Must be firm                 Yes

7.   Underwriting Spread                     Sub-Adviser
                                             determination to be
                                   0.875%    made                         Yes

8.   Total Price paid by the
     Fund                         $210,000   None                         N/A

9.   Total Size of Offering     $600,000,000 None                         N/A

10.  Total Price Paid by the
     Fund plus Total Price
     Paid for same securities
     purchased by the same
     Sub-Adviser for other                   #10 divided by #9 must
     investment companies       $37,715,000  not exceed 25% **            Yes

11.  Underwriter(s) from whom     Deutsche
     the Fund purchased             Bank     Must not include
     (attach a list of all       Securities  Sub-Adviser affiliates
     syndicate members)             Inc      ***                          Yes

12.  If the affiliate was lead
     or co-lead manager, was
     the instruction listed
     below given to the
     broker(s) named in #11?
     ****                           Yes      Must be "Yes" or "N/A"       Yes

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                            /s/ Cynthia McCullough
                                            ------------------------------------

                                            Cynthia McCullough
                                            Associate, Portfolio Compliance
                                            BlackRock Investment Management, LLC

* Not applicable to munis. In the case of munis, (a) they must be sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and (b) either: (i) they must be subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, they must be subject to a minimal or low amount of credit risk. With respect to (b), circle (i) or (ii), whichever is met.
** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering
*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [_]

Last revised 1/12/2010

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

Last revised 1/12/2010

                                  Schedule A
                 TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund:    Transamerica Multi-Managed Balanced Portfolio    Security Description: Corporate Bond

Issuer:  MasterCard Incorporated (2019)                   Offering Type:        US Registered
                                                          (US Registered, Eligible Muni, Eligible Foreign, 144A)

                                                                     In Compliance
       REQUIRED INFORMATION        ANSWER    APPLICABLE RESTRICTION    (Yes/No)
     -------------------------  ------------ ----------------------  -------------

1.   Offering Date               3/26/2014   None                         N/A

2.   Trade Date                  3/26/2014   Must be the same as #1       Yes

3.   Unit Price of Offering      99.617 USD  None                         N/A

4.   Price Paid per Unit         99.617 USD  Must not exceed #3           Yes

5.   Years of Issuer's                       Must be at least three
     Operations                     > 3      years *                      Yes

6.   Underwriting Type              Firm     Must be firm                 Yes

7.   Underwriting Spread                     Sub-Adviser
                                             determination to be
                                   0.370%    made                         Yes

8.   Total Price paid by the
     Fund                         $173,000   None                         N/A

9.   Total Size of Offering     $500,000,000 None                         N/A

10.  Total Price Paid by the
     Fund plus Total Price
     Paid for same securities
     purchased by the same
     Sub-Adviser for other                   #10 divided by #9 must
     investment companies       $25,000,000  not exceed 25% **            Yes

11.  Underwriter(s) from whom    Citigroup
     the Fund purchased            Global    Must not include
     (attach a list of all        Markets    Sub-Adviser affiliates
     syndicate members)             Inc.     ***                          Yes

12.  If the affiliate was lead
     or co-lead manager, was
     the instruction listed
     below given to the
     broker(s) named in #11?
     ****                           Yes      Must be "Yes" or "N/A"       Yes

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                            /s/ Cynthia McCullough
                                            ------------------------------------

                                            Cynthia McCullough
                                            Associate, Portfolio Compliance
                                            BlackRock Investment Management, LLC

* Not applicable to munis. In the case of munis, (a) they must be sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and (b) either: (i) they must be subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, they must be subject to a minimal or low amount of credit risk. With respect to (b), circle (i) or (ii), whichever is met.
** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering
*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [_]

Last revised 1/12/2010

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

Last revised 1/12/2010

                                  Schedule A
                 TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund:    Transamerica Multi-Managed Balanced Portfolio    Security Description: Corporate Bond

Issuer:  MasterCard Incorporated (2024)                   Offering Type:        US Registered
                                                          (US Registered, Eligible Muni, Eligible Foreign, 144A)

                                                                       In Compliance
       REQUIRED INFORMATION         ANSWER     APPLICABLE RESTRICTION    (Yes/No)
     -------------------------  -------------  ----------------------  -------------

1.   Offering Date                3/26/2014    None                         N/A

2.   Trade Date                   3/26/2014    Must be the same as #1       Yes

3.   Unit Price of Offering       99.571 USD   None                         N/A

4.   Price Paid per Unit          99.571 USD   Must not exceed #3           Yes

5.   Years of Issuer's                         Must be at least three
     Operations                      > 3       years *                      Yes

6.   Underwriting Type               Firm      Must be firm                 Yes

7.   Underwriting Spread                       Sub-Adviser
                                               determination to be
                                    0.525%     made                         Yes

8.   Total Price paid by the
     Fund                          $111,000    None                         N/A

9.   Total Size of Offering     $1,000,000,000 None                         N/A

10.  Total Price Paid by the
     Fund plus Total Price
     Paid for same securities
     purchased by the same
     Sub-Adviser for other                     #10 divided by #9 must
     investment companies        $100,000,000  not exceed 25% **            Yes

11.  Underwriter(s) from whom
     the Fund purchased           Citigroup    Must not include
     (attach a list of all          Global     Sub-Adviser affiliates
     syndicate members)          Markets Inc.  ***                          Yes

12.  If the affiliate was lead
     or co-lead manager, was
     the instruction listed
     below given to the
     broker(s) named in #11?
     ****                            Yes       Must be "Yes" or "N/A"       Yes

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                            /s/ Cynthia McCullough
                                            ------------------------------------

                                            Cynthia McCullough
                                            Associate, Portfolio Compliance
                                            BlackRock Investment Management, LLC

* Not applicable to munis. In the case of munis, (a) they must be sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and (b) either: (i) they must be subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, they must be subject to a minimal or low amount of credit risk. With respect to (b), circle (i) or (ii), whichever is met.
** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering
*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [_]

Last revised 1/12/2010

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

Last revised 1/12/2010

                                  Schedule A
                 TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund:    Transamerica Multi-Managed Balanced Portfolio      Security Description:   Corporate Bond

Issuer:  MasterCard Incorporated (2024)                     Offering Type:          US Registered
                                                            (US Registered, Eligible Muni, Eligible Foreign, 144A)

                                                                                  In Compliance
         REQUIRED INFORMATION           ANSWER        APPLICABLE RESTRICTION        (Yes/No)
     -----------------------------  -------------  ------------------------------ -------------

1.   Offering Date                    3/26/2014    None                                N/A

2.   Trade Date                       3/26/2014    Must be the same as #1              Yes

3.   Unit Price of Offering           99.571 USD   None                                N/A

4.   Price Paid per Unit              99.571 USD   Must not exceed #3                  Yes

5.   Years of Issuer's Operations        > 3       Must be at least three years *      Yes

6.   Underwriting Type                   Firm      Must be firm                        Yes

7.   Underwriting Spread                           Sub-Adviser determination to
                                        0.525%     be made                             Yes

8.   Total Price paid by the Fund      $878,000    None                                N/A

9.   Total Size of Offering         $1,000,000,000 None                                N/A

10.  Total Price Paid by the Fund
     plus Total Price Paid for
     same securities purchased by
     the same Sub-Adviser for                      #10 divided by #9 must not
     other investment companies      $100,000,000  exceed 25% **                       Yes

11.  Underwriter(s) from whom the     Citigroup
     Fund purchased (attach a list      Global     Must not include Sub-Adviser
     of all syndicate members)       Markets Inc.  affiliates ***                      Yes

12.  If the affiliate was lead or
     co-lead manager, was the
     instruction listed below
     given to the broker(s) named
     in #11? ****                        Yes       Must be "Yes" or "N/A"              Yes

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                         /s/ Cynthia McCullough
                                         ---------------------------------------

                                         Cynthia McCullough
                                         Associate, Portfolio Compliance
                                         BlackRock Investment Management, LLC

* Not applicable to munis. In the case of munis, (a) they must be sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and (b) either: (i) they must be subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, they must be subject to a minimal or low amount of credit risk. With respect to (b), circle (i) or (ii), whichever is met.
** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering
*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [_]

Last revised 1/12/2010

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

Last revised 1/12/2010